SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

File No. 0-17973

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

VCG HOLDING CORP.

(Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

N/A

2)	Aggregate number of securities to which transaction applies:

N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

N/A

4)	Proposed maximum aggregate value of transaction:

N/A

5)	Total fee paid: $

☐	Fee paid previously with preliminary materials.

VCG Holding Corp.

390 Union Blvd, Suite 540

Lakewood, CO 80228

(303) 934-2424

May 12, 2006

Dear Shareholder:

It is my pleasure to invite you to VCG Holding Corp.’s 2006 Annual Meeting of Shareholders.

We will hold the meeting on Friday, June 23, 2006 at 10:00 a.m. local time at the VCG Holding Corp.’s offices located at 390 Union Blvd, Suite 540, Lakewood, CO 80228. In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the Notice of Annual Meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting, and provides information about our company. We urge you to read this information carefully.

Please note that only shareholders of record at the close of business on May 8, 2006 may vote at the meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, please still complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Very truly yours,

VCG HOLDING CORP.

By:	/s/ Troy H. Lowrie
Chairman of the Board

VCG HOLDING CORP.

Notice of 2006 Annual Meeting of Shareholders

Date:	June 23, 2006
Time:	10:00 am.
Place:	VCG Holding Corp 390 Union Blvd, Suite 540 Lakewood, CO 80228

To the shareholders of VCG Holding Corp.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders of VCG Holding Corp., will be held on Friday, June 23, 2006 at 10:00 a.m. local time at the VCG Holding Corp.’s offices located at 390 Union Blvd, Suite 540, Lakewood, CO 80228, for the following purposes, as described in the accompanying Proxy Statement:

1. To elect directors, each to serve until the next annual meeting of shareholders or his successor has been duly elected and qualified;

2. To ratify the appointment of Causey Demgen & Moore, Inc. as our independent certified public accountants; and,

3. Transact any other business that may properly be presented at the Annual Meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on May 8, 2006, you may vote at the Annual Meeting. A complete list of these shareholders will be open for the examination of any shareholder of record at our principal executive offices located at 390 Union Blvd, Suite 540, Lakewood, Colorado for proper purposes, during ordinary business hours, for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ Mary E. Bowles-Cook
Secretary

Lakewood, Colorado

May 12, 2006

VCG Holding Corp.

Proxy Statement

May 12, 2006

Annual Meeting of Shareholders

Information About the Annual Meeting and Voting

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of VCG Holding Corp., a Colorado corporation, is soliciting your proxy vote at the 2006 Annual Meeting of Shareholders (Annual Meeting). This proxy statement summarizes information on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

How many votes do I have?

We will be sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 12, 2006 to all shareholders who owned our common stock at the close of business on May 8, 2006 (Record Date). Shareholders who owned our common stock at the close of business on the Record Date are entitled to one (1) vote for each share of common stock they held on that date, in all matters properly brought before the Annual Meeting. On the Record Date, we had 8,676,569 shares of common stock issued and outstanding.

What proposals will be addressed at the Annual Meeting?

We will address the following proposals at the Annual Meeting:

1.	Election of directors, each to serve until the next annual meeting of shareholders or his successor has been duly elected and qualified;

2.	Ratification of the appointment of Causey Demgen & Moore, Inc. as our independent certified public accountants; and,

3.	Transaction of any other business that may properly be presented at the Annual Meeting or any adjournment thereof.

Why would the Annual Meeting be postponed?

The Annual Meeting will be postponed if a quorum is not present on the date of the Annual Meeting. One third (1/3) of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If a quorum is not present, the Annual Meeting may be postponed to a later date when a quorum is obtained.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

How do I vote in person?

If you plan to attend on the date of the Annual Meeting or at a later date if it is postponed, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by our Board as follows:

•	“For” the election of directors; and

•	“For” the ratification of Causey Demgen & Moore, Inc.

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•	You may notify us in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

•	You may vote in person at the Annual Meeting.

Where are VCG Holding’s principal executive offices?

Our principal executive offices are located at 390 Union Blvd, Suite 540, Lakewood, CO 80228. Our telephone number is (303) 934-2424.

What Vote is Required to Approve Each Proposal?

Proposal 1: Election of Directors

A plurality of the eligible votes cast is required to elect director nominees. A nominee who received a plurality means he has received more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of directors. In the event no other nominations are received, the Director Nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate “withhold authority to vote” for the nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

Proposal 2: Ratification of the Independent Accountants

Proposal 2 will be approved if the votes cast favoring Proposal 2 exceed the votes cast against it at the Annual Meeting at which a quorum is present and voting, in person or by proxy.

Are there any dissenters’ rights of appraisal?

The Board has not proposed any action for which the laws of the State of Colorado, our Articles of Incorporation or By-laws provide a right of a shareholder to dissent and obtain payment for shares.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We estimate that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $5,000.

How can I obtain additional information regarding VCG Holding?

Copies of our 2005 Annual Report on Form 10-KSB filed with the SEC on March 31, 2006 is being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request and payment of an appropriate processing fee. All written requests should be directed to: Donald W. Prosser, VCG Holding Corp., at 390 Union Blvd, Suite 540, Lakewood, CO 80228.

We are subject to the informational requirements of the Securities Exchange Act of 1934 (Exchange Act) which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including our company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

Information about VCG Holding Stock Ownership

Which shareholders own at least 5% of VCG Holding?

The common stock constitutes our only voting securities. The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be “beneficial owners” of more than 5% of the common stock. On the Record Date, there were 8,679,902 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	% of Common Stock Beneficially Owned
Troy H. Lowrie (2) 390 Union Blvd, Suite 540 Lakewood, CO 80228	4,943,733	57.0%

Lowrie Management, LLLP 1601 W. Evans, Suite 200 Denver, CO 80223	4,352,767	50.15%

(1)	Unless noted, all of such shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. As to each person or entity named as beneficial owners, such person’s or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be.

(2)	Includes (i) 4,352,767 shares beneficially owned by Lowrie Management, LLLP, by virtue of Mr. Lowrie’s ownership and control of Lowrie Management, LLLP, and (ii) 590,966 shares owned by Mr. Lowrie over which Mr. Lowrie has sole voting and dispositive power.

How much stock is owned by directors and executive officers?

The following table shows, as of the Record Date, the common stock owned by each director and executive officer. As of the Record Date, all of the present directors, as a group of seven persons, own beneficially 5,236,399 shares (a beneficial ownership of 60.33%) and all of our present directors and executive officers, as a group of nine persons, own beneficially 5,382,765 shares (a beneficial ownership of 62.01%) of our common stock.

Address	Number Beneficially Owned(1)		Percent of Class
Troy H. Lowrie	4,943,733	(2)	57.00%
Micheal L. Ocello	184,000	(3)	2.12%
Mary E. Bowles-Cook	13,033		*
Donald W. Prosser	133,333		1.54%
Robert J. McGraw, Jr.	36,666		*
Rand E. Kruger	20,000		*
Allan S. Rubin	20,000		*
Edward M. Bearman	17,000		*
Martin A. Grusin	15,000		*
All Executive Officers and Directors (as a group of 9 persons)	5,382,765		62.01%

*	Indicates less than 1 percent.

(1)	Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares and, under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)	Includes (i) 4,352,767 shares beneficially owned by Lowrie Management, LLLP, by virtue of Mr. Lowrie’s ownership and control of Lowrie Management, LLLP (he is the founder and President of Lowrie Management), and (ii) 590,966 shares owned by Mr. Lowrie over which Mr. Lowrie has sole voting and dispositive power.

(3)	Includes 124,000 shares of common stock owned by LTD Investment Group, LLC, of which Mr. Ocello is the Managing Member.

Do any of the officers and directors have an interest in the matters to be acted upon?

All Director Nominees have an interest in the outcome of Proposal 1.

Did directors, executive officers and greater-than-10% shareholders comply with Section 16(a) beneficial ownership reporting requirements in 2003?

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of equity securities of VCG Holding with the SEC. Officers, directors, and greater than ten percent stockholders are required by the SEC Rules and Regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to us pursuant to Rule 16a-3 under the Exchange Act during our most recent fiscal year, and Forms 5 with respect to our most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) were timely filed as necessary, by the executive officers, directors and security holders required to file same during the fiscal year ended December 31, 2005, with the following exception: Mr. Grusin’s Form 3 was filed late due to administrative difficulties. The filing has been made as of the date of this proxy statement.

Information about Directors and Executive Officers

Directors and Executive Officers

The following table sets forth certain information about our directors and executive officers presented as of December 31, 2005.

Name	Age	Position
Troy H. Lowrie	40	Chairman of the Board and Chief Executive Officer
Micheal L. Ocello	46	Director and President
Donald W. Prosser	55	Chief Financial and Accounting Officer and Treasurer
Mary E. Bowles-Cook	52	Secretary
Robert J. McGraw, Jr.(1),(3),(4)	51	Director
Rand E. Kruger(1),(2),(3),(4)	55	Director
Allan S. Rubin(2),(3),(4)	39	Director
Edward M. Bearman(2),(4)	39	Director
Martin A. Grusin(1),(4),(5)	62	Director

(1)	Member of the Audit Committee

(2)	Member of the Nominating Committee

(3)	Member of the Compensation Committee

(4)	Independent Director

(5)	Appointed to the Board on July 29, 2005

Our directors are elected to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Our officers serve at the pleasure of the Board until their resignation, termination or death. There are no family relationships among any of our executive officers or directors.

Provided below are descriptions of the backgrounds of our executive officers and directors and their principal occupations for the past five years:

Troy H. Lowrie has been Chairman of the Board of the Directors since April 2002 and Chief Executive Officer since November 2002. Mr. Lowrie has been President of Lowrie Investment Management Inc., the general partner of Lowrie Management, LLLP, a Colorado limited liability limited partnership, which owns and operates adult entertainment nightclubs, since 1996. Mr. Lowrie had been an owner and President of International Entertainment Consultants, Inc., a company engaged in the business of managing adult entertainment nightclubs (IEC), from 1982 to October 2003, when it was acquired by VCG Holding. Mr. Lowrie has served as president of two other publicly traded companies: from 1992 to 1996, Western Country Clubs, Inc., a public company specializing in large country western bars with live music; and from 1996 to 1998, New Millenium Media, Inc., a public company which sells rotating print advertising equipment and full movement video billboards. Mr. Lowrie has a M.A in Finance from the University of Denver (1988) and a B.A. in Business from Fort Lewis College (1986).

Micheal L. Ocello has been our director and President since April 2002. Mr. Ocello has been employed by IEC since 1982 and is currently President and National Director of Operations. Mr. Ocello attended the United States Military Academy West Point from 1979 to 1981 and attended the University of Missouri, Kansas City from 1977 to 1978.

Donald W. Prosser, CPA has been our director and Chief Financial since November 2002 and treasurer since 2003. Mr. Prosser was an owner/operator of a nightclub in Denver, Colorado from 1994 to 1999, when that nightclub was sold to VCG Holding. Mr. Prosser has served as CFO and director of three other publicly traded companies: from 1997 to 1999, Chartwell International, Inc., a publisher of high school athletic information and recruiting services; from 1999 to 2000, Anything Internet Corporation, a computer equipment and internet services provider; and from 2001 to 2002, NetCommerce, Inc., an Internet services provider. Mr. Prosser has a M.A. in Taxation (1975) and a B.A. in Accounting and History from Western State College of Colorado (1973).

Mary E. Bowles-Cook has been Secretary since April 2002. Ms. Bowles-Cook was office manager of Titello & Associates, Inc., a bookkeeping firm in Denver, Colorado, from 1985 to September 2002. She has B.A. in Business Administration and Management from Regis University (1999) and an Associate Degree in Business Administration from Arapahoe Community College (1996).

Robert J. McGraw, Jr., CPA has been a director of VCG since November 2002. A certified public accountant since 1982, Mr. McGraw is president of McGraw and McGraw CPA PC of Westminster, Colorado, a firm which specializes in accounting and bookkeeping for restaurants, lounges and small businesses. Mr. McGraw has a B.A. in accounting from Western State College of Colorado (1977). Mr. McGraw is currently licensed in the state of Colorado and is a member of the American Institute of Certified Public Accountants and Colorado Society of Certified Public Accountants.

Rand E. Kruger has been a director of VCG since November 2002. Mr. Kruger is a founding and managing partner of the law firm of Kruger, Schwartz & Morreau in Louisville, Kentucky, established in 1989. His primary areas of practice include commercial real estate and business transactions. Mr. Kruger has a B.A. in Public Affairs from George Washington University (1972) and a Juris Doctor degree from University of Louisville (1975).

Allan S. Rubin has been a director of VCG since November 2002. Mr. Rubin’s practice is primarily devoted to the representation of matters involving free speech, constitutional law, and complex corporate litigation, both civil and criminal. Mr. Rubin has a B.A. in Criminal

Justice from Michigan State University (1988) and a Juris Doctor degree from the Thomas M. Cooley Law School in Lansing, Michigan (1990, cum laude).

Edward M. Bearman has been a director of VCG since February 2004. Mr. Bearman has been practicing law since 1997: Since August 2003, in his own private law practice, and from 1997 to August 2003, at the law offices of Bearman & Bearman. Mr. Bearman has a B.A. in English from the University of Colorado (1986) and a Juris Doctor degree from the University of Denver School of Law (1990). Mr. Bearman filed for Chapter 7 personal bankruptcy in June 2002 which was discharged in December 2002.

Martin A. Grusin has been a director of VCG since July 2005. Mr. Grusin has been practicing law since 1973. In addition to the active practice of law Mr. Grusin has served as: general counsel and director of Aqua Glass Corporation; president and CEO and director of United American Bank, Memphis, Tennessee; an associate professor at the University of Arkansas and the University of Memphis; and as general counsel and director of Davis Cartage Company. Mr. Grusin received a B. S. degree from the University of Memphis, a Juris Doctor degree from Memphis State University School of Law (1972) and a L.L.M. from the University of Miami School of Law (1973).

There are no material proceedings to which any director, executive officer or affiliate of the company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company or any associate of any such director, officer, affiliate or security holder is a party adverse to the company or has a material interest adverse to the Company or any of its subsidiaries.

To the best of our knowledge, no director, executive officer or affiliate of VCG Holding, owner of record or beneficially of more than five percent of any class of our voting securities has, to our knowledge, during the last five years: (1) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors); or (2) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, U.S. federal or state securities laws or finding any violations with respect to such laws.

Nominees to the Board of Directors

Troy H. Lowrie, Micheal L. Ocello, Robert J. McGraw, Jr., Rand E. Kruger, Allan S. Rubin, Edward Bearman, and Martin Grusin are the nominees for election to the Board of Directors.

The Board of Directors

Our Board oversees the business affairs of the company and monitors the performance of our management. The Board held six meetings during the fiscal year ended December 31, 2005. During the 2005 fiscal year, all Board members attended 90% or more of the Board meetings. The Board of Directors has designated three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. Currently, the Board consists of seven members, including Troy H. Lowrie (Chairman), Micheal L. Ocello, Robert J. McGraw, Jr., Rand E. Kruger, Allan S. Rubin, Edward Bearman, and Martin Grusin.

Audit Committee. The Audit Committee’s primary responsibilities are to monitor our financial reporting process and internal control system, to monitor the audit processes of our independent auditors, and internal financial management; and to provide an open avenue of communication among our independent auditors, financial and senior management and the Board. The Audit Committee reviews its charter annually and updates it as appropriate. A copy of the current Audit Committee Charter is attached as Appendix A to this proxy statement. The Committee met five times during the fiscal year 2005. The Audit Committee consists of the following independent directors: Robert J. McGraw, Jr. (Chairman), Rand E. Kruger and Martin A. Grusin.

Audit Committee Financial Expert. The Board has determined that Mr. McGraw is an “audit committee financial expert” as this term is defined under Item 401(h) of Regulation S-B under the Securities Act and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Compensation Committee. The Compensation Committee was established on May 13, 2003. It administers our incentive plans, sets policies that govern executives’ annual compensation and long-term incentives, and reviews management performance, compensation, development and succession. The Compensation Committee met two times during the fiscal year 2005 to review, among other things, compensation for the officers, the directors and compensation for the loans to and from our Chairman, Troy H. Lowrie. The Compensation Committee consists of the following independent directors: Robert J. McGraw, Jr., Rand E. Kruger and Allan Rubin (Chairman).

Nominating Committee. The Nominating Committee was also established on May 13, 2003. It identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Committee annually assesses and reports to the Board on Board and Board Committee performance and effectiveness; reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees; and annually reviews and reports to the Board on director compensation and benefits matters. The Nominating Committee met one time during the fiscal year 2005. Its membership consists of the following independent directors: Rand E. Kruger (Chairman), Allan S. Rubin and Edward Bearman. A copy of the Nominating Committee Charter is attached as Appendix B to this proxy statement.

Code of Ethics

We have adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-B of the Securities Act of 1933. The Code applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

The Code of Ethics is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the ethics code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the Code of Ethics.

We undertake to provide a copy of the Code to any person, at no charge, upon a written request. All written requests should be directed to: Mary E. Bowles-Cook, VCG Holding Corp., Secretary, at 390 Union Blvd, Suite 540, Lakewood, CO 80228.

Nominees to the Board of Directors

Messrs. Lowrie, Ocello, McGraw, Jr., Kruger, Rubin, Bearman, and Grusin are the nominees for re-election to the Board.

Security holders who want to recommend to the Committee a candidate for director may do so by submitting to our Secretary in writing biographical information about the candidate, a description of the candidate’s qualifications and the candidate’s consent to the recommendation. If the candidate is to be considered for nomination at the next Annual Meeting of stockholders, the submission must be received by the date and in accordance with the procedures described under “Shareholder Proposals and Submissions.”

The Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of our Board and our executive officers, and personal discussions with the candidate when warranted by the results of these other assessments. The Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Shareholder Communications

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our bylaws and the following procedures established by the Nominating Committee. We will consider all director candidates recommended to the Nominating Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board. To make a nomination for director at an annual meeting, a written nomination solicitation notice must be received by the Nominating Committee at our principal executive office not less than 120 days before the one year anniversary date of our proxy statement being mailed to shareholders in connection with our previous annual meeting, or such other deadline that may be announced by the Board. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or this Committee:

•	the name and address, as they appear on our books, of the shareholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•	a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•	a complete biography of the nominee, including full employment history, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

•	the disclosure of all special interests and all political and organizational affiliations of the nominees;

•	a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

•	a description of all arrangements or understandings between or among any of the shareholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice;

•	such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC should the nominee be nominated by our Board; and

•	the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, this Committee will consider such factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent shareholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complementary to the skills and experience of the other members of the Board.

Communicating With the Board

Our Board desires to foster open communications with its shareholders regarding issues of a legitimate business purpose affecting our company. Each Board member is willing to accept correspondence. Communications from shareholders should be in the form of written correspondence and sent via registered mail or overnight delivery to our corporate office, care of the Secretary. Electronic submissions of stockholder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the stockholder’s stock or other holdings in our company. The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the SEC, to the appropriate Board member. Any stockholder correspondence addressed generically to the Board will be forwarded to the Chairman of the Board.

Audit Committee Report

The Audit Committee has furnished the following report. The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

The following paragraphs constitute the report of the Audit Committee for the fiscal year ended December 31, 2004. In accordance with SEC rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by us with the SEC that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report.

Subsequent to the close of the 2005 fiscal year, the Audit Committee performed the following functions:

•	reviewed and discussed our audited financial statements with management;

•	discussed with our independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). SAS 61 requires independent accountants to communicate certain matters related to the scope and conduct of an audit, including the adequacy of staffing and compensation, to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee. Among the matters to be communicated to the Audit Committee are: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (iv) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements in addition to discussing the adequacy and effectiveness of the accounting and financial controls (including our system to monitor and manage business risk) and legal and ethical compliance programs;

•	received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed the independent accountant’s independence from our management and from us; and

•	based on the review and discussions above with our management and the independent accountants concerning the quality of accounting principles, reasonableness of significant judgments, clarity of disclosures in the financial statements, results of the annual audit and other matters to be communicated to the Audit Committee by the independent accountants under generally accepted auditing standards, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-KSB for the most recent fiscal year for filing with the Securities and Exchange Commission.

Reported on by the Audit Committee:

Robert J. McGraw, Jr.

Rand E. Kruger

Martin A. Grusin

Audit Committee pre-approval of audit and non-audit services

Our Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent auditor. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent auditor. Such policies and procedures provide that management and the independent auditor shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the Annual Plan for each fiscal year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services on a case-by-case basis. Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require management and the independent auditor to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled quarterly meeting.

Compensation of Executive Officers and Directors

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2005, 2004 and 2003, paid or accrued by us to or on behalf of those persons who were, during the fiscal year ended December 31, 2005, our Chief Executive Officer and our most highly compensated executive officers serving as such as of December 31, 2005 whose compensation was in excess of $100,000 (Named Executive Officer).

Summary Compensation Table

	Annual Compensation						Long Term Compensation			All Other Compensation ($)
Name and Principal Position	Year	Salary($)		Bonus($) (1)		Other Compensation ($)	Restricted Stock Award(s)	Securities Underlying Options/ SARs(#)(2)	LTIP Payouts
Troy H. Lowrie, CEO (3)	2005 2004 2003		$-0- -0- -0-		-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Micheal L. Ocello, President (4)	2005 2004 2003	$ $ $	165,600 165,600 138,400	$ $ $	1,500 1,500 1,200	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Donald W. Prosser, CFO and Treasurer (5)	2005 2004 2003	$ $ $	120,800 111,250 100,700	$ $ $	800 800 700	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Mary Bowles-Cook, Secretary	2005 2004 2003	$ $ $	62,300 59,106 56,387	$ $ $	1,250 1,250 1,250	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-

(1)	Unless otherwise indicated, bonuses shown were paid in the fiscal year following the year in which services were provided.

(2)	Indicates number of shares of common stock underlying options.

(3)	Mr. Lowrie received no cash compensation to serve as CEO in 2005, 2004 and 2003.

(4)	Includes compensation paid by IEC to Unique Entertainment Consultants, Inc., an entity controlled by Mr. Ocello, in the amounts of $141,600 and $114,400 in 2004 and 2003, respectively, for Mr. Ocello’s services relating to all clubs under IEC’s management. Beginning in January 2005, Mr. Ocello is compensated as our employee, not a consultant.

(5)	Includes compensation paid by IEC to Mr. Prosser’s accounting firm in the amounts of $36,250 and $25,000 in 2004 and 2003, respectively. Beginning in January 2005, Mr. Prosser is compensated as our employee, not a consultant.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth, as of December 31, 2005, information with respect to equity compensation plans (including individual compensation arrangements) under which our securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-0-	-0-	1,354,490	(1)
Equity compensation plans not approved by security holders	-0-	-0-	49,043	(2)

	-0-	-0-	1,403,533

(1)	The Company adopted a 2002 Stock Option and Stock Bonus Plan which was approved by shareholders on July 22, 2002 and reserved 700,000 shares of Common Stock. In addition, the Company adopted a 2004 Stock Option and Appreciation Rights Plan which was approved by shareholders on July 29, 2005 and reserves 1,000,000 shares of Common Stock. Shares of common stock may be issued either: (i) upon the exercise of stock options granted under the plans; or (ii) as stock bonuses granted under the plans. Pursuant to Section 6(i) of the 2002 Plan, if there is any change in the number of shares of common stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of common stock available for options and the number of such shares covered by outstanding options, and the exercise price per share of the outstanding options, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of common stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(2)	We adopted a 2003 Stock Option and Stock Bonus Plan and reserved 250,000 shares of common stock for issuance under the Plan. These shares have been registered under the 1933 Act pursuant to a Form S-8 registration statement. The 250,000 shares of common stock reserved for issuance under the Plan.

Compensation of Directors

Each director receives 10,000 shares of common stock per year as compensation for his Board and committee services. The chairman of the Audit Committee received 6,666 additional shares to serve in such capacity. Board members are reimbursed for all reasonable expenses related to their attending the Board or Committee meetings. We currently do not pay cash compensation to our directors. In addition, Donald W. Prosser received 3,333 shares for membership on the executive committee and secretary of the board and Ms. Bowles-Cook received 3,333 shares of our common stock for the services rendered in the fiscal 2005.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. McGraw, Jr., Kruger and Rubin. No member of the Compensation Committee has ever been an officer or employee of VCG Holding, or any of its subsidiaries or affiliates. None of our executive officers has served on a compensation committee for any other company.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We currently do not have any employment contracts or termination of employment and change-in-control arrangements between us and the Named Executive Officers.

Stock Option Plans

At December 31, 2005, we had (i) 2002 Stock Option and Bonus Plan, (ii) 2003 Stock Option and Stock Bonus Plan, and (iii) 2004 Stock Option and Appreciation Rights Plan. The 2002 Plan was adopted by the Board as of April 23, 2002 and by our shareholders on July 22, 2002; the 2003 Plan was adopted by the Board on June 23, 2003; and the 2004 Plan was adopted by the Board as of December 14, 2004 and by the shareholders on July 29, 2005.

The 2002 Plan authorizes issuance of up to 700,000 shares of common stock; the 2003 Plan authorizes issuance of up to 250,000 shares of common stock; the 2004 Plan authorizes issuance of up to 1,000,000 of common stock. the material terms and provisions of each plan are similar and are as follows:

•	Under both 2002 and 2003 plans, we may grant to our designated employees, officers, directors, advisors and independent contractors incentive stock options, nonqualified stock options and stock. By encouraging stock ownership, we seek to motivate plan participants by allowing them an opportunity to benefit from any increased value of our company which their individual effort, initiative, and skill help produce. If options granted under either plan expire or are terminated for any reason without being exercised, or bonus shares are forfeited, the shares underlying such option and/or bonus shares will become available again for issuance under the respective plan.

•	The compensation committee and/or the Board determines which individuals will receive grants, the type, size and terms of the grants, the time when the grants are made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and the total number of shares of common stock available for grants. Grants may be made to employees, officers, directors and consultants of the Company and its subsidiaries, including any non-employee member of the Board of Directors. Incentive stock options may be granted only to employees of the Company. Nonqualified stock options may be granted to employees, officers, directors and consultants. The exercise price of an option will be determined by the compensation committee and may be equal to, greater than, or less than the fair market value of a share of common stock at the time of grant; provided that:

(i)	the exercise price of an incentive stock option must be equal to or greater than the fair market value of a share of common stock on the date of grant;

(ii)	the exercise price of an incentive stock option granted to an employee who owns more than 10% of the issued and outstanding common stock must not be less than 110% of the fair market value of the underlying shares of common stock on the date of grant; and

(iii)	the exercise price of a non-qualified stock option must be at a price not less than 85% of the fair market value of the underlying shares of common stock on the date of grant.

•	The compensation committee determines the term of each option, which may not exceed ten years from the date of grant, except that the term of an incentive stock option granted to an employee who owns more than 10% of the issued and outstanding common stock may not exceed five years from the date of grant. The compensation committee may accelerate or extend the exercisability of any or all outstanding options at any time for any reason.

The compensation committee determines the number of shares of stock granted to a participant and may subject any grant to performance requirements, vesting provisions, transfer restrictions and other restrictions and conditions as the compensation committee may determine in its sole discretion. If a participant ceases to be an employee, officer, director or consultant, other than because of retirement, death or disability, the participant will forfeit any stock options or stock rights that are not yet vested, and any stock for which the restrictions are still applicable.

The 2004 Plan applies to all grants of stock options and stock appreciation rights (SARs) granted on or after the date the 2004 Plan is approved or adopted by our directors unless otherwise indicated.

•	Eligibility and Award Types

Under the 2004 Plan, we may issue options which will result in the issuance of up to an aggregate of 1,000,000 shares of our common stock. The 2004 Plan provides for options which qualify as incentive stock options (Incentive Options) under Section 422 of the Code, as well as the issuance of non-qualified options (Non-Qualified Options). The shares issued by our company under the 2004 Plan may be either treasury shares or authorized but unissued shares as our Board may determine from time to time. Also, we may grant Non-Qualified Options and SARs only to those of our officers, directors, employees and consultants who are not our employees or those of any of our subsidiaries as selected by the Board or the Board’s committee. The 2004 Plan also provides for Incentive Options, which are available only to officers, directors (who are also employees) and employees of the company or its subsidiaries as selected by our Board or appointed by a Board committee.

•	Administration

Options granted under the 2004 Plan must be evidenced by a stock option agreement in a form consistent with the provisions of the 2004 Plan. In the event that employment or service provided by a 2004 Plan participant is terminated for cause, any vested or unvested options, rights to any options, or SARs of the 2004 Plan participant will terminate immediately regardless of whether the option is qualified or non-qualified. In the event a 2004 Plan participant is terminated for any reason other than for cause, death or disability, any non-qualified or qualified options, options rights or SARs held by the 2004 Plan participant may be exercised for three months after termination or at any time prior to the expiration of the of the option, whichever is shorter, but only to the extent vested on the termination date.

The price at which shares of common stock covered by the option can be purchased is determined by our Board; however, in all instances the exercise price is never less than the fair market value of our common stock on the date the option is granted. To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the 2004 Plan described above, the Incentive Option or Non-Qualified Option will expire as to the then unexercised portion. To exercise an option, the 2004 Plan participant must tender an amount equal to the total option exercise price of the underlying shares and provide written notice of the exercise to the company. The right to purchase shares is cumulative so that once the right to purchase any shares has vested, those shares or any portion of those shares may be purchased at any time thereafter until the expiration or termination of the Option.

•	Federal Income Tax Implications of the Plan

We believe that under current law the following federal income tax consequences generally would arise with respect to awards under the Plan. With respect to awards that result in a transfer to the participant of cash or shares or other property, if no restriction on transferability or substantial risk of forfeiture applies to the transferred amounts, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received at the time received. If we grant an award of deferred stock or permit the participant to elect to defer receipt of cash or shares under a Plan award, the participant will defer the time he or she becomes subject to income tax, and our right to claim a tax deduction will be likewise deferred. If a restriction on transferability and substantial risk of forfeiture applies to shares or other property transferred to a participant under an award (such as, for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, we generally can claim a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

The compensation committee determines the number of shares of stock granted to a participant and may subject any grant to performance requirements, vesting provisions, transfer restrictions and other restrictions and conditions as the compensation committee may determine in its sole discretion. If a participant ceases to be an employee, officer, director or consultant, other than because of retirement, death or disability, the participant will forfeit any stock options or stock rights that are not yet vested, and any stock for which the restrictions are still applicable.

As of December 31, 2005, there were no options outstanding under 2002 Plan, 2003 Plan, or 2004 Plan.

Certain Relationships and Related Transactions

Board Policies

All material related party transactions after July 2002 have been ratified by the independent directors of our Board. The independent directors will review future material related party transactions for fairness and have access, at our expense, to our legal counsel or to independent legal counsel.

Prior to acquiring any properties owned by or affiliated with management, an appraisal or valuation must be conducted by an independent third party and a majority of the independent directors are required to approve any such transaction. In addition, management is required to present to the company all property acquisition opportunities of which management is or becomes aware and we have the right of first refusal with respect to any such opportunity.

Lowrie Management LLLP has made an agreement that we have a “First Right of Refusal” to any nightclub property proposed for acquisition or disposition by Lowrie Management LLLP.

Conversions of Indebtedness into Equity

During 2004, we borrowed $3,450,000 from several unrelated parties and $300,000 to a related party by issuing 7.5% per annum convertible promissory notes convertible into Series A Preferred Stock. These notes were personally guaranteed by Mr. Lowrie and were converted into the aggregate number of 375,000 shares of Series A Preferred Stock on September 30, 2004. Upon conversion of the notes, the personal guarantee was removed.

On May 23, 2003, we obtained a line of credit with an unrelated third party for $700,000 with an annual interest rate of 6.5%, and issued 23,333 shares of our restricted common stock. The line of credit has been personally guaranteed by Mr. Lowrie. The balance of the line of credit of $500,000 was converted into 50,000 shares of Series A Preferred Stock on September 24, 2004. The note was cancelled and Mr. Lowrie’s guarantee was removed.

On November 12, 2004, the Company sold $1,250,000 of 12% Convertible Subordinated Notes in a private placement transaction. The Convertible Subordinated Notes, which are held in Company’s wholly owned limited liability company, Glenarm Restaurant LLC, have a term of two years and are convertible into shares of the Company’s common stock at a conversion price of $2.00 per share at the option of the Noteholder. In addition, for every $250,000 principal amount of the Notes purchased, an investor in the private placement received a 5-year warrant to purchase up to 31,250 common stock shares of the Company at an exercise price of $3.00 per share and a warrant to purchase up to 31,250 common stock shares of the Company at an exercise price of $4.00 per share. Certain purchasers obtained the right to invest an additional $1,500,000 of the Notes with a conversion price at a premium to the average closing prices for the Company’s common stock calculated during the twenty business days immediately prior to the date of the subscription agreement in connection with the private placement. During 2005, $109,000 of the Convertible Subordinated Notes were converted to 54,500 common stock shares.

Acquisitions

On June 30, 2004, we acquired the controlling interest in an nightclub known as Penthouse Denver, Glendale, Colorado. Specifically, we purchased the 1% general partnership interest for 200,000 shares of our restricted common stock and 89.5% limited partnership interest for $4,000,000 from two entities that are owned/controlled by Mr. Lowrie. Mr. Micheal Ocello, our President, was and continues to be a 5% limited partner in the nightclub. Our Board determined that Mr. Ocello’s ownership did not constitute a conflict of interest.

Personal Guarantees

Troy H. Lowrie has provided personal guarantees in the following transactions:

As part of the purchase of a nightclub in Illinois on May 1, 2002, we acquired a 5-year lease on the 9,000 square foot building and land on which the club is located for base rent of $900,000, which is to be paid in monthly installments of $15,000. Mr. Lowrie has personally guaranteed the lease.

In July 2003, we refinanced the properties on which the Indianapolis and Memphis Clubs are located. The $1,440,000 mortgage on the Indianapolis property and a $872,000 mortgage on the Memphis property have a 10 year amortization with a 6% per annum interest rate secured by the property and the personal guarantee of Mr. Lowrie.

In March 2003, we entered into a Line of Credit and Security Agreement with a unrelated third party whereby we obtained a $1,200,000 short-term credit facility which expires in June 2005 and paid down to $700,000 and extended to November 2006; bears interest at 7.5% per annum, and 80,000 shares of restricted stock were issued. Mr. Lowrie has personally guaranteed the line of credit and the creditor has a life insurance policy of $1,200,000 on Mr. Lowrie’s life.

On July 3, 2003, we entered into a Line of Credit and Security Agreement with an unrelated third party whereby we obtained a $225,000 short-term credit facility. In connection with the Line of Credit, we issued the lender 7,500 shares of our common stock. The Line of Credit had been personally guaranteed by Mr. Lowrie and was paid in full in June 2004.

In December 2004, we refinanced a secured promissory note on equipment with Community Banks of Colorado in the amount of $890,000 at 6.5 % interest. The note is due in December 2013. Mr. Lowrie and Lowrie Management has collateralized and guaranteed this note.

During 2005 we renewed our line of credit at a bank for $850,000. The Line of credit was guaranteed by Mr. Lowrie and secured by certain cash assets owned by Lowrie Management, LLLP.

As a part of paying the “puts” on the Series A Preferred Stock we borrowed on three separate loans from two banks in the amounts of $600,000, $500,000 and $300,000. These loans are guaranteed by Mr. Lowrie and secured by certain cash assets owned by Lowrie Management, LLLP.

As a part of the purchase of a nightclub in Denver, Colorado in October 2004, we entered into the following transactions that required the personal guarantee of Mr. Lowrie:

(i) A 30 day promissory note in the amount of $1,000,000 payable to an unrelated third party. The terms of the note were $10,000 interest plus a loan fee of 20,000 shares. This note was paid in full on October 31, 2004.

(ii) A seven-year 7.065% promissory note in the amount of $1,000,000 payable to Amfirst Bank. The Note is secured by the equipment and fixtures of the acquired nightclub and is due October 2011.

Preferred Stock

In 2005, we had $50,000 of our Series A Preferred Stock convert to Common Stock at $2.50 per share or 20,000 shares of common stock.

Related parties and family members of Mr. Lowrie purchased 1,080,000 shares of our Series A Preferred Stock at $10.00 per share. Theses parties received $107,310 and $26,500 in dividend payments during 2005 and 2004 respectively.

Trademarks

The PT’s® name and logo are trademarks registered with the United States Patent and Trademark Office. We have been granted a license to use the trademarks by Lowrie Management. There is currently no fee for the license. Any future fee will be reviewed for fairness by, and be subject to the approval of, a majority of independent directors. In addition the Diamond Cabaret has been registered with the United States Patent and Trademark Office by Lowrie Management LLLP and no fee is being charged for the use of the name.

Other Matters

The Penthouse Club located in Denver, Colorado is leased from Lowrie Management LLLP. The annual rent paid is $150,000 and the lease expires July 2015 and the lease has three five year options to extend that expire July, 2030.

Independent Public Accountants

Causey Demgen & Moore, Inc. (CDM) audited our financial statements for fiscals 2004 and 2005. In addition, Ronald R. Chadwick PC CPA performed acquisition audit work and valuation work in connection with certain acquisitions in 2004 and 2005. The following tables presents fees for professional audit services rendered by CDM for the fiscal years 2004 and 2005:

Causey Demgen & Moore, Inc.

	2004	2005
Audit	$92,636	$94,205
Audit-Related	7,460	1,303
Tax	0	0
All Other	0	0

Total:	$100,096	$95,508

Ronald R. Chadwick PC CPA

	2004	2005
Audit	$6,350	$0
Audit-Related	3,700	0
Tax	0	0
All Other	4,525	8,575

Total:	$14,575	$8,575

Audit Fees

Audit fees were for professional services rendered for the audit of our annual financial statements for fiscal 2005 and fiscal 2004, the review of the financial statements included in our quarterly reports on Form 10-QSB for fiscal 2005 and fiscal 2004 and services in connection with our statutory and regulatory filings for fiscal 2005 and fiscal 2004.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

There were no tax fees during fiscal 2005 and 2004 since VCG Holding’s income tax returns and related matters are prepared internally.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

As set forth in its charter, our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent auditor. All services performed by CDM and Chadwick P.C., CPA were pre-approved by our Audit Committee. Having considered whether the provision of the auditors’ services other than for the annual audit and quarterly reviews is compatible with its independence, the Audit Committee has concluded that it is.

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. All requests for services to be provided by the independent auditor, which must include a description of the services to be rendered and the amount of corresponding fees, are submitted to the Chief Financial Officer. The Chief Financial Officer authorizes services that have been pre-approved by the Audit Committee. If there is any question as to whether a proposed service fits within a pre-approved service, the Audit Committee chair is consulted for a determination. The Chief Financial Officer submits requests or applications to provide services that have not been pre-approved by the Audit Committee, which must include an affirmation by the Chief Financial Officer and the independent auditor that the request or application is consistent with the SEC’s rules on auditor independence, to the Audit Committee (or its chair or any of its other members pursuant to delegated authority) for approval.

PROPOSAL 1

TO ELECT DIRECTORS, EACH TO SERVE UNTIL THE NEXT ANNUAL MEETING

OF SHAREHOLDERS OR HIS SUCCESSOR HAS BEEN DULY ELECTED

AND QUALIFIED

Our Board has concluded that the election of Messrs. Lowrie, Ocello, McGraw, Jr., Kruger, Rubin, Grusin and Bearman (Director Nominees) to the Board is in our best interests and recommends approval of their election. Biographical information concerning the Director Nominees can be found under “Information about Directors and Executive Officers.”

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the Director Nominees. Each Director Nominee consented to being named in this proxy statement and to serve his term if elected. Although the Board does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of any other person the Board may choose as a substitute nominee.

Vote Required and Board Recommendation

Each of the Director Nominees must receive a plurality of the eligible votes cast in order to be elected. A nominee who received a plurality means he has received more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of directors. In the event no other nominations are received, the Director Nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate “withhold authority to vote” for the nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

The Board unanimously recommends a vote FOR the election of the Director Nominees.

PROPOSAL 2

TO RATIFY APPOINTMENT OF CAUSEY DEMGEN & MOORE, INC. AS OUR

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Proposal 2 will be approved if the votes cast favoring Proposal 2 exceed the votes cast against it at the Annual Meeting at which a quorum is present and voting, in person or by proxy.

The Board recommends that stockholders vote FOR the ratification of the appointment of Causey Demgen & Moore, Inc. as our independent certified public accountants for the fiscal year ending December 31, 2006.

Other Proposed Action

Our Board does not intend to bring any other matters before the Annual Meeting, nor does the Board know of any matters that other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before

i

the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.

Shareholder Proposals and Submissions

We presently intend to hold our next Annual Meeting on or about June 15, 2007. A proxy statement and notice of this meeting will be mailed to all shareholders approximately a month prior to that date. Proposal of a shareholder must be received at our principal executive offices located in Lakewood, CO no later than 120 days prior to the first anniversary of the date of this proxy statement (Deadline); provided, however, that in the event that the date of the meeting is advanced by more than 30 days from the date of the 2006 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the Deadline will be considered untimely and will not be included in the proxy statement for the 2007 Annual Meeting. The SEC rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting our Corporate Secretary at our executive offices.

ii

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

VCG HOLDING CORP.

By:	/s/ Mary Bowles-Cook
Secretary

iii

PROXY

ANNUAL MEETING OF SHAREHOLDERS

OF

VCG HOLDING CORP.

JUNE 23, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Troy H. Lowrie and Donald W. Prosser and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held on June 23, 2006 at 10:00 a.m. local time at VCG Holding Corp. 390 Union Blvd., Suite 540, Lakewood, CO 80228, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.	TO ELECT DIRECTORS, EACH TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

☐	FOR THE NOMINEES LISTED BELOW

☐	WITHHOLD AUTHORITY to vote for the nominee listed below

☐	FOR ALL EXCEPT (See instructions below)

(INSTRUCTION:	To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here:

O Troy H. Lowrie	O Micheal L. Ocello	O Martin A. Grusin
O Robert J. McGraw, Jr.	O Rand E. Kruger
O Allan S. Rubin	O Edward Bearman

2.	TO RATIFY THE APPOINTMENT OF CAUSEY DEMGEN & MOORE, INC. AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURMENT THEREOF.

Dated:
Signature

Dated:
Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.